Economic Context Where the Group Operates	12 Months Ended
Dec. 31, 2025
Disclosure of economic context [Abstract]
Economic Context Where the Group Operates

NOTE 53. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both in the national and international spheres.
Regarding the international sphere, the fourth quarter of 2025 was marked by the continuation of the monetary easing cycle in the United States and a rotation in risk appetite toward international markets. The Federal Reserve (Fed) implemented two additional 25 basis point rate cuts at its October and December meetings, placing the benchmark interest rate within a range of 3.50%–3.75%. In this context, global equity markets maintained their upward trend, albeit with greater selectivity. The S&P 500 posted a 2% increase, while the Nasdaq rose by 2.92%, reaching new all‑time highs. Nevertheless, leadership shifted toward developed European markets and the Emerging Markets segment, which recorded gains of approximately 5.0% during the quarter, outperforming U.S. indices, supported by a weaker U.S. dollar and attractive valuations. Lastly, hedging assets continued to stand out, with gold and silver closing the year at record highs, benefiting from the weakening of the U.S. dollar, while WTI crude oil deepened its decline to US$57 per barrel, pressured by global oversupply.
At the local level, Gross Domestic Product (GDP) grew by a seasonally adjusted 0.6% during the fourth quarter of 2025. Thus, the economy expanded by an average of 4.4% during 2025. According to the Monthly Economic Activity Estimator (EMAE), in January 2026 economic activity grew by 1.9% compared to the same period of the previous year.
Inflation in 2025 stood at 31.5%, decelerating from 117.8% in 2024 and reaching its lowest level in eight years. Nevertheless, monthly inflation accelerated during the second half of the year, with 2025 closing with a monthly variation of 2.8% in December 2025, after having reached minimums of 1.5% in May 2025 and 1.6% in June 2025. In February 2026, monthly inflation stood at 2.9%, while year‑on‑year inflation reached 33.1%.
The exchange rate began 2025 appreciating at a monthly pace of 2%. As from February 1, the Argentine Central Bank moderated the rate of variation to 1% per month, a scheme that remained in effect until April 11. Thereafter, the BCRA has implemented an exchange rate band regime, establishing a free‑floating exchange rate range. The lower limit of such range was initially set at Ps./US$ 1,000, adjustable on a daily basis at a monthly rate of ‑1%. In turn, the initial upper limit was set at Ps./US$ 1,400, adjustable daily at a monthly rate of +1%. The year 2025 closed with an exchange rate of Ps./US$ 1,459.4. As from January 1, 2026, the upper and lower limits of the exchange rate band began to evolve on a monthly basis at a pace corresponding to the latest available monthly inflation data reported by INDEC (t‑2). Based on the latest data available, the exchange rate stood at Ps./US$ 1,358.5220.
In addition, 2025 was characterized by the signing of a new Extended Fund Facility agreement with the International Monetary Fund (IMF) in April, for a total amount of US$20,000 million, of which US$12,000 million were disbursed during that month. The first review of the agreement, approved by the IMF’s Executive Board on July 31, enabled a second disbursement of US$2,000 million. The second review of the agreement is currently underway.
In addition to IMF financing, in October the Argentine Central Bank announced the execution of an exchange rate stabilization agreement with the United States Department of the Treasury for an amount of up to US$20,000 million. The agreement established the terms and conditions for the execution of bilateral currency swap transactions between the parties, part of swap was activated but subsequently cancelled in December 2025.
During 2025, the current account of the Foreign Exchange Balance recorded a deficit of US$2,223 million, while the capital and financial account posted a surplus of US$9,444 million. International reserves closed 2025 at US$41,167 million, representing an increase of US$11,527 million compared to the prior year‑end. In early 2026, the BCRA resumed foreign currency purchases from the private sector as part of the remonetization phase implemented by the monetary authority. As of the date of issuance of this report, such purchases amount to a total of US$5,537 million.
As of April 7, 2026, foreign currency deposits of the private sector amounted to US$38,767 million, representing an increase of US$1,785 million compared to the prior year‑end balance of US$36,982 million. In turn, U.S. dollar‑denominated credit to the private sector totaled US$21,489 million, an increase of US$2,887 million compared to the year‑end 2025 balance of US$18,602 million.
With regard to interest rates, during the first half of 2025 the reference rate was determined by the Argentine Central Bank (BCRA). On January 31, 2025, the yield on Liquidity Fiscal Bills (LEFI) was set at 29%. However, on July 10 the monetary authority moved forward with the transition to a monetary aggregates control framework and ceased offering LEFI, which matured on July 17 of the prior year. Since then, there has been no monetary policy rate. As of April 8, the Argentine Wholesale Rate of private banks (calculated based on peso‑denominated time deposits, with a minimum amount of Ps. 1,300 million and maturities ranging from 30 to 35 days) stood at 25.60%.
The year 2025 closed with a fiscal surplus for the second consecutive year. The accumulated primary result amounted to Ps. 11,769,218 million (equivalent to 1.4% of GDP), while the accumulated financial result reached Ps. 1,453,819 million (0.2% of GDP). According to the 2026 Budget, the target for this year is a primary surplus of 1.5% of GDP. Accumulated to February 2026, the primary result under the IMF methodology (which excludes extraordinary revenues from the sale of hydroelectric power plants) amounted to Ps. 3,496,474 million (approximately 0.3% of GDP), while the financial result totaled Ps. 209,677 million.
With regard to tax matters, at the end of January 2025 the Government announced a temporary reduction in export duties on the main agricultural products (soybeans and their derivatives, wheat, barley, sorghum, corn, and sunflower), effective between January 27 and June 30, 2025. At the same time, the permanent elimination of export duties for regional economies was established. Following the reinstatement of the original rates in early July, on July 26 a new reduction in export duties was announced, this time on a permanent basis. On September 22, zero export duties were implemented for agricultural exports until October 31 or until reaching a cap of US$7,000 million. On December 9, a new permanent reduction in export duties on certain agricultural products (soybeans and their derivatives, wheat, barley, sorghum, corn, and sunflower) was announced.
The second half of 2025 was characterized by the midterm elections, which led to increased volatility during the third quarter. On the one hand, the exchange rate depreciated and at times reached the upper limit of the exchange rate band regime, prompting foreign currency sales in the foreign exchange market by the monetary authority. On the other hand, peso‑denominated interest rates exhibited significant fluctuations. In parallel, financial asset prices (both sovereign bonds and listed equities) declined, and the country risk spread came to exceed 1,500 basis points. Likewise, in the months preceding the legislative elections, an increase was observed in demand for exchange rate hedging and greater portfolio dollarization, reflected in higher open interest in U.S. dollar futures contracts and increased purchases of foreign currency by individuals.
Midterm elections were held on October 26, in which La Libertad Avanza obtained a victory with 40% of the votes nationwide. Following the elections, economic volatility declined, with a compression in the country risk spread, interest rates, and demand for exchange rate hedging.
The context of volatility and uncertainty continues as of the issuance date of these condensed consolidated financial statements.
The Group’s Management permanently monitors the evolution of the variables that affect their business to define their course of action and identify the potential impacts on their equity and financial position. These consolidated financial statements must be read in the light of these circumstances.